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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 31, 1998
                                                 -------------


                        Mariner Post-Acute Network, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    001-10968                 74-2012902
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)


                         One Ravinia Drive, Suite 1500
                            Atlanta, Georgia 30346
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (678) 443-7000
                                                    --------------


                         Paragon Health Network, Inc.
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On July 31, 1998, the Registrant issued a press release announcing the consummation of a merger between a wholly-owned subsidiary of the Registrant and Mariner Health Group, Inc. ("Mariner"), all as more fully described in the aforementioned press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       A description of the merger including, among other things, a discussion of: (i) the consideration involved; (ii) the assets acquired by the Registrant as a result of the merger; (iii) the persons from whom such assets were acquired; (iv) the manner in which such assets were valued by Registrant; and
(v) related party transactions relevant to the merger are incorporated by reference to the sections of the Registrant's Registration Statement (the "Registration Statement") on Form S-4/S-8 (Registration No. 333-57339) entitled "Summary," "The Merger," "The Merger Agreement" and "Interests of Certain Persons in the Merger." A description of the financing arrangements relevant to the merger is incorporated by reference to the section of the Registration Statement entitled "Description of Financing Arrangements."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) The historical financial information required by this item with respect to the business of Mariner is incorporated herein by reference to the section of the Registration Statement entitled "Summary Mariner Health Group, Inc. Selected Historical Consolidated Financial Information" and to the following reports previously filed by Mariner under the Securities Exchange Act of 1934, as amended:

       (i) Mariner's Annual Report on Form 10-K (as amended by Form 10-K/A dated April 30, 1998 (for the year ended December 31, 1997); and

       (ii) Mariner's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

       (b) The pro forma financial information required by this item is incorporated by reference to the sections of the Registration Statement entitled "Summary Selected Unaudited Pro Forma Consolidated Financial Data" and "Paragon Health Network, Inc. Pro Forma Condensed Consolidated Financial Statements."

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(c)  Exhibit No.     Description
     -----------     -----------
        2.1          Agreement and Plan of Merger dated as of April 13,
                     1998 among Registrant, Paragon Acquisition Sub, Inc.
                     and Mariner (incorporated by reference to Annex I to the Registration Statement).

       99.1 Press Release dated July 31, 1998 announcing a merger between a wholly-owned subsidiary of Registrant and Mariner.




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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARINER POST-ACUTE NETWORK, INC.


Date: August 11, 1998             By: /s/ Stefano M. Miele
                                     -----------------------------------
                                        Name: Stefano M. Miele
                                        Title: Vice President and Associate
                                               General Counsel

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.      Description
-----------      -----------

2.1 Agreement and Plan of Merger dated as of April 13, 1998 among Registrant, Paragon Acquisition Sub, Inc. and Mariner (incorporated by reference to Annex I to the Registration Statement).

99.1 Press Release dated July 31,1998 announcing a merger between a wholly-owned subsidiary of Registrant and Mariner.

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